Exhibit 10.1

THIS SUBSCRIPTION AGREEMENT (THIS “AGREEMENT”) RELATES TO AN OFFER AND SALE OF SECURITIES IN AN OFFSHORE TRANSACTION TO A PERSON WHICH IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

SUBSCRIPTION AGREEMENT

Dated: ____________________________

For value received and subject to the terms and conditions set forth herein, ads-tec Energy PLC, a public limited company incorporated under the laws of Ireland (the “Company”), shall issue to Svelland Global Trading Master Fund and certain other accounts managed, or advised by, Mirabella Financial Services LLP, a limited liability partnership incorporated and existing under the laws of England and Wales, registered address 11 Strand, London WC2N 5HR, UK, company number OC309035 (“MFS”) (Svelland Global Trading Master Fund and each such account, a “Subscriber”), and the Subscribers shall subscribe for from the Company, in aggregate up to the Maximum Share Amount (as defined below) of duly authorized, validly issued, fully paid, and nonassessable ordinary shares, par value $0.0001 per share (“Ordinary Shares”) of the Company, at a purchase price of $1.00 per Ordinary Share (subject to adjustment as provided herein, the “Exercise Price”). Certain capitalized terms used herein are defined in Section 1 hereof.

1. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Subscription Shares in respect of which a Subscriber is subscribing pursuant to Section 3 hereof, multiplied by (b) the Exercise Price.

“Business Day” means any day, except a Saturday, Sunday, or legal holiday, on which banking institutions in the city of New York, New York are authorized or obligated by law or executive order to close.

“Exercise Date” means the date on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m., Eastern time, on a Business Day, including, without limitation, the receipt by the Company of the Subscription Notice and the Aggregate Exercise Price.

“Exercise Period” has the meaning set forth in Section 2.

“Exercise Price” has the meaning set forth in the preamble.

“Indemnified Party” has the meaning set forth in Section 7.

“Maximum Share Amount” means 5,000,000 Ordinary Shares.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization, or government or department or agency thereof.

“Subscription Shares” means the Ordinary Shares issuable upon delivery of a Subscription Notice (as defined below).

2. Term. Subject to the terms and conditions hereof, at any time or from time to time after the date of this Agreement and prior to 5:00 p.m., U.S. Eastern time, on 31 December 2029, if such day is not a Business Day, on the next preceding Business Day (the “Exercise Period”), the Subscribers may subscribe for all or any part of the Subscription Shares issuable hereunder, up to the Maximum Share Amount (subject to adjustment as provided herein).

3. Exercise of Subscription.

(a)	Exercise Procedure. Subscriber may subscribe, from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Subscription Shares, upon:

(i)	delivery of an exercise notice in the form attached hereto as Exhibit A, (each, a “Subscription Notice”), duly completed (including specifying the number of Subscription Shares to be subscribed for) and executed; and

(ii)	payment to the Company of the Aggregate Exercise Price in accordance with Section 3(b).

(b)	Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price.

(c)	Delivery of Share Certificates. Upon receipt by the Company of the Subscription Notice and payment of the Aggregate Exercise Price (in accordance with Section 3(b) hereof), the Company shall, as promptly as practicable, and in any event within 10 Business Days thereafter execute (or cause to be executed) and deliver (or cause to be delivered) to the Subscriber (i) if the Subscription Shares are issued in certificated form, a certificate or certificates representing the Subscription Shares or (ii) if the Subscription Shares are not issued in certificated form, evidence from the Company’s registrar of the issue of the Subscription Shares. The share certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Subscriber shall reasonably request in the Subscription Notice and shall be registered in the name of the Subscriber or, subject to compliance with Section 4 below, such other Person’s name as shall be designated in the Subscription Notice.

(d)	Valid Issuance of Subscription Shares; Payment of Taxes. The Company hereby represents, covenants, and agrees:

(i)	All Subscription Shares issuable pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Subscription Shares are, validly issued, fully paid, and non-assessable, issued without violation of any preemptive or similar rights of any shareholder of the Company and free and clear of all taxes, liens, and charges.

(ii)	The Company shall ensure that all such Subscription Shares are issued without violation of any applicable law or government regulation or any requirements of any securities exchange upon which the Ordinary Shares or other securities constituting Subscription Shares may be listed at the time of such exercise (except for official notice of issuance, which shall be immediately delivered by the Company upon each such issuance).

(iii)	The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Subscription Shares; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Subscription Shares to any Person other than the Subscriber, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

(iv)	The Subscription Shares have not been, and unless and until such time as a Subscription Notice is validly delivered to the Company will not be, allotted (within the meaning of section 70(6) of the Companies Act 2014 of Ireland, as amended) by the directors of the Company.

(v)	Neither the Company nor any of its affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any “directed selling efforts” (as defined in Regulation S) with respect to this Agreement, the subscription rights hereunder, or the Subscription Shares, and the Company and such Persons have complied and will comply with the offering restrictions requirement of Regulation S.

(vi)	Neither the Company nor any of its affiliates, nor any Person acting on its or their behalf, has made or will make offers or sales of the subscription rights or the Subscription Shares by means of any form of “general solicitation” or “general advertising” (within the meaning of Regulation D under the Securities Act) in the United States.

(vii)	Assuming the accuracy of the representations and warranties of the Subscriber set forth in Section 6(b) of this Agreement and in Annex I to each Subscription Notice, the offer, sale and issuance of the subscription rights and the Subscription Shares to the Subscriber in the manner contemplated by this Agreement are exempt from the registration requirements of the Securities Act pursuant to Regulation S.

(viii)	The Company shall promptly make a public announcement in respect of the entry into by the parties of this Agreement.

(e)	Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Ordinary Shares or other securities constituting the Subscription Shares, solely for the purpose of issuance of the maximum number of Subscription Shares, and the par value per Subscription Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Subscription Shares above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Ordinary Shares pursuant to this Agreement.

4. Transfer. This Agreement and all rights hereunder are not transferable, in whole or in part, by the Subscriber without the prior written consent of the Company; provided, however, that the Subscriber may, without the prior written consent of the Company, transfer or assign this Agreement and all rights hereunder, in whole or in part, to any affiliate of, any entity directly or indirectly controlling, controlled by, or under common control with the Subscriber). Any such permitted transferee or assignee shall assume in writing all obligations of the Subscriber under this Agreement, shall provide to the Company such certifications and documentation as the Company may reasonably require to establish compliance with Regulation S and applicable securities laws (including, without limitation, a written certification that the transferee is not a U.S. Person and is not acquiring rights under this Agreement for the account or benefit of a U.S. Person), and the Subscriber shall promptly notify the Company of any such transfer or assignment. No transfer or assignment pursuant to this Section 4 shall relieve the Subscriber of its obligations hereunder unless expressly agreed by the Company in writing. No transfer or assignment of this Agreement or any rights hereunder shall be made except in compliance with all applicable securities laws, including Regulation S and the Securities Act. Any purported transfer in violation of this Section 4 shall be void and of no effect.

5. Subscriber Not Deemed a Shareholder; Limitations on Liability. Except as otherwise specifically provided herein, prior to the issuance to the Subscriber of the Subscription Shares to which the Subscriber is then entitled to receive, the Subscriber shall not be entitled to vote or receive dividends or be deemed the holder of any capitalized shares of the Company for any purpose, nor shall anything contained in this Agreement be construed to confer upon the Subscriber, as such, any of the rights of a shareholder of the Company or any right to vote, give, or withhold consent to any corporate action (whether any reorganization, issuance of shares, reclassification of shares, consolidation, merger, conveyance, or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Agreement shall be construed as imposing any liabilities on the Subscriber to purchase any securities or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

6. Compliance with the Securities Act.

(a)	Regulation S Compliance; Legends. Each Subscriber agrees that it shall not offer, sell, or otherwise dispose of any Subscription Shares except (i) in accordance with the provisions of Regulation S promulgated under the Securities Act, (ii) pursuant to an effective registration statement under the Securities Act or (iii) pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in each case only in accordance with applicable state and foreign securities laws. This Agreement and all share certificates (or book-entry statements) for Subscription Shares issued under this Agreement shall bear or be endorsed with the following legends, in addition to any other legend required by applicable law:

THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.

TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION THEREUNDER. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THIS SUBSCRIPTION RIGHT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A U.S. PERSON UNLESS THE SUBSCRIPTION SHARES ISSUABLE UPON SUCH EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT TO SUCH EFFECT.

(b)	Representations of the Subscriber. Each Subscriber specifically represents and warrants, as of the date hereof and as of each Exercise Date (except where a representation or warranty speaks as of a specific date), to the Company as follows:

(i)	The Subscriber is not a U.S. Person (as defined in Rule 902(k) of Regulation S). The Subscriber is not acquiring the subscription rights or the Subscription Shares for the account or benefit of a U.S. Person. The Subscriber is acquiring the subscription rights and the Subscription Shares for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act and in compliance with applicable securities laws.

(ii)	The Subscriber understands and acknowledges that the Subscription Shares to be issued upon exercise hereof may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Subscriber represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(iii)	The Company hereby covenants and agrees that, pursuant to a Registration Rights Agreement to be entered into between the Company and Subscriber in substantially the form attached as Exhibit B hereto, it shall file with the U.S. Securities and Exchange Commission one or more registration statements covering the resale of the Subscription Shares by Subscriber as soon as reasonably practicable after the filing of the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2025 (the “2025 Form 20-F”) and following the issuance of the Subscription Shares hereunder (each, a “Registration Statement”). Upon the effectiveness of any such Registration Statement, the restrictive legend set forth in Section 6(a) shall no longer apply to such Subscription Shares and shall be removed.

(iv)	The Subscriber acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Subscription Shares. The Subscriber has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Subscription Shares and the business, properties, prospects, and financial condition of the Company.

(v)	At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Subscriber was outside of the United States.

(vi)	The Subscriber will not, during the 40 day Distribution Compliance Period following each Exercise Date, offer, sell, pledge or otherwise transfer any of the Subscription Shares issued on such Exercise Date in the United States, or to a U.S. Person or for the account or for the benefit of a U.S. Person, except pursuant to registration under the Securities Act or an available exemption therefrom.

(vii)	The Subscriber was not, at the time of execution of this Agreement, located in the United States and has not engaged in, and prior to the expiration of the applicable Distribution Compliance Period will not engage in, any short selling of or any hedging transaction with respect to the Subscription Shares, including, without limitation, any put, call, or other option transaction, option writing, or equity swap.

(viii)	Neither the Subscriber nor any Person acting on its behalf has engaged, nor will engage, in any “directed selling efforts” (as defined in Regulation S) in the United States with respect to the subscription rights or the Subscription Shares, and the Subscriber and any Person acting on its behalf have complied and will comply with the offering restrictions requirements of Regulation S.

(ix)	The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(x)	Neither the Subscriber nor any Person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories, or possessions for any of the subscription rights or the Subscription Shares.

(c)	Company Covenants. The Company covenants and agrees that (i) it shall refuse to register any transfer of the subscription rights or the Subscription Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an available exemption from registration under the Securities Act; (ii) it shall place or cause to be placed stop-transfer instructions with its transfer agent with respect to the subscription rights and the Subscription Shares to enforce the transfer restrictions set forth in this Agreement until such restrictions are no longer applicable; and (iii) it shall include the applicable legends set forth in Section 6(a) on all certificates or book-entry statements representing Subscription Shares issued upon exercise hereunder until such legends are no longer required under applicable law.

(d)	Distribution Compliance Period Restrictions. During the Distribution Compliance Period applicable to any Subscription Shares, the Company shall not, and shall cause its transfer agent not to, register any transfer of such Subscription Shares unless such transfer is made (i) in accordance with Regulation S, (ii) pursuant to an effective registration statement under the Securities Act, or (iii) pursuant to an available exemption from registration, and the Company has received an opinion of counsel reasonably satisfactory to it to such effect.

7. Indemnification. The Company shall indemnify, defend and hold harmless each Subscriber and MFS, its affiliates, and each of their respective directors, officers, partners, members, employees, secondees, agents, representatives, controlling persons and permitted assigns (each, an “Indemnified Party”) from and against any and all losses, claims, damages, liabilities, judgments, penalties, fines, costs and expenses (including reasonable attorneys’ fees and expenses and costs of investigation) whatsoever, whether incurred in connection with any third-party claim or any claim, action, suit or proceeding brought by or on behalf of the Company arising out of, relating to, or resulting from:

(a)	any untrue statement or alleged untrue statement contained in any report, registration statement, prospectus, press release or other disclosure made, filed or furnished by or on behalf of the Company, or any omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(b)	the issuance, sale or delivery of the Subscription Shares by the Company to the Subscriber;

(c)	any lawsuit, demand, investigation, inquiry, enforcement action or proceeding of any kind arising out of or relating to the issuance, sale or delivery of the Subscription Shares by the Company or the transactions contemplated by this Agreement.

This indemnification obligation shall not apply to any claim to the extent arising out of: (i) information supplied in writing by the Indemnified Party expressly for inclusion in such disclosure; (ii) the Indemnified Party’s own fraud, willful misconduct or material violation of law, including violation of any reporting obligations it may have; or (iii) any trading, resale or other conduct by the Indemnified Party independent of the alleged misstatement or omission or independent of the issue of the Subscription Shares by the Company to the Subscriber.

This indemnification obligation shall apply regardless of whether the Indemnified Party is named as a defendant or respondent, is joined as a party, or is alleged to have participated in or benefited from the conduct giving rise to such claim and shall include amounts paid by the Indemnified Party in settlement of any claim. The indemnification obligations of the Company under this Section 7 shall survive the issuance of the Subscription Shares, any transfer thereof and any termination or expiration of this Agreement and shall be in addition to any other rights or remedies that might otherwise be available to the Indemnified Parties at law or in equity.

8. Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent if to the Company, at the addresses indicated below and if to the Subscriber, at the address indicated on the signature page hereto (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8).

If to the Company:	ads-tec Energy PLC 10 Earlsfort Terrace Dublin 2, D02 T380 Ireland Attention: Torsten Klee ads-tec Energy GmbH Heinrich-Hertz-Straße 1 72622 Nürtingen Germany Email: T.Klee@ads-tec-energy.com
with copies to:	Arthur Cox LLP Dublin 2, D02 T380 Ireland Attention: Connor Manning Email: connor.manning@arthurcox.com

9. Fees. The Company shall on demand reimburse the reasonable legal fees of the Subscribers incurred on this transaction.

10. Cumulative Remedies. Except to the extent expressly provided in Section 5 to the contrary, the rights and remedies provided in this Agreement are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

11. Equitable Relief. Each of the Company and each Subscriber acknowledges that a breach or threatened breach by such party of any of its obligations under this Agreement would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction.

12. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and any other documents, the statements in the body of this Agreement shall control.

13. Successor and Assigns. This Agreement and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Subscribers. Such successors or permitted assigns of the Subscribers shall be deemed to be a Subscriber for all purposes hereunder.

14. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Company and the Subscribers and MFS and their respective successors and, in the case of the Subscribers and MFS, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit, or remedy of any nature whatsoever, under or by reason of this Agreement.

15. Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

16. Amendment and Modification. Waiver. Except as otherwise provided herein, this Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Subscribers of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power, or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

17. Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Ireland without giving effect to any choice or conflict of law provision or rule (whether of Ireland or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of Ireland.

19. Submission to Jurisdiction. Any legal suit, action, or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the courts of Ireland, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, or proceeding. Service of process, summons, notice, or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action, or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action, or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

20. Waiver of Jury Trial. Each party acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

21. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

22. No Strict Construction. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date hereof.

THE COMPANY

ads-tec Energy PLC

By:
Name:	Torsten Klee
Title:	Chief Financial Officer

SUBSCRIBER

Mirabella Financial Services LLP,

on behalf of Svelland Global Trading Master Fund and certain other accounts

By:
Name:	Tor A Svelland
Title:	Authorized Signatory

EXHIBIT A

EXERCISE NOTICE

To: ads-tec Energy PLC, an Irish public limited company (the “Company”)

Dated:

The undersigned, pursuant to the provisions set forth in that certain Subscription Agreement, by and between the Company and the Subscribers dated as of [ May ●, 2026 ] (the “Agreement”), hereby irrevocably elects to subscribe for                      Subscription Shares covered by such Agreement and herewith makes payment of $       , representing the full exercise price for such Subscription Shares at the price of $1.00 per Subscription Share. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

The undersigned acknowledges that it has reviewed the representations and warranties set forth as Annex I to this Subscription Notice, which representations and warranties are incorporated herein by reference and by its signature below hereby makes such representations and warranties to the Company.

The undersigned hereby certifies that:

(a) The undersigned is not a U.S. Person (as defined in Rule 902(k) of Regulation S promulgated under the Securities Act of 1933, as amended) and is not exercising the subscription rights for the account or benefit of a U.S. Person;

(b) This exercise is being effected in an “offshore transaction” (within the meaning of Regulation S) outside the United States;

(c) The Subscription Shares issuable upon this exercise will not be delivered to an address in the United States or credited to an account maintained with a broker-dealer or other financial intermediary located in the United States; and

(d) The undersigned is not exercising the subscription rights as part of a plan or scheme to evade the registration requirements of the Securities Act.

ACKNOWLEDGED AND AGREED TO BY

Mirabella Financial Services LLP,

on behalf of Svelland Global Trading Master Fund and certain other accounts

By:
Name:	Tor A Svelland
Title:	Authorized Signatory

Annex I

The undersigned hereby represents and warrants to the Company and acknowledges that: (i) it is not a U.S. Person as such term is defined in Rule 902(k) promulgated under the Securities Act of 1933, as amended (the “Securities Act”); (ii) the undersigned has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto; (iii) the undersigned has reviewed and evaluated all information necessary to assess the merits and risks of its investment in the Company and has had answered to its satisfaction any and all questions regarding such information, including with respect to the equity and debt capitalization of the Company; (iv) the undersigned is able to bear the economic and financial risk of an investment in the Company for an indefinite period of time; (v) the undersigned is acquiring securities of the Company for investment only and not with a view to, or for resale in connection with, any distribution to the public or public offering thereof; (vi) other than as expressly set forth in the Agreement, neither the Company nor any of its representatives or agents has made any representation or warranty to the undersigned regarding the financial condition or prospects of the Company or otherwise relating to its investment in the Company; (vii) the offer and sale of the securities of the Company has not been registered under the Securities Act or securities laws of any jurisdiction and cannot be disposed of unless such offer and sale is subsequently registered or qualified under applicable securities laws (or exempt therefrom) and the provisions of this Subscription Notice have been complied with; (viii) to the extent applicable, the execution, delivery and performance of this Subscription Notice have been duly authorized by the undersigned and do not require the undersigned to obtain any material consent or approval that has not been obtained and do not contravene in any material respect or result in a default under any provision of any law or regulation applicable to the undersigned or other governing documents or any agreement or instrument to which the undersigned is a party or by which the undersigned is bound; (ix) the determination of the undersigned to subscribe for securities of the Company has been made by the undersigned independent of any other equity holder in the Company and independent of any statements or opinions as to the advisability of such subscription, which may have been made or given by any other equity holder or by any agent or employee of any other equity holder; (x) the undersigned is not subscribing for the securities of the Company pursuant to a general solicitation or general advertising; (xi) this exercise is being effected in an “offshore transaction” (within the meaning of Regulation S) outside the United States; (xii) the undersigned will not, during the Distribution Compliance Period (as defined in the Agreement), offer, sell, pledge, or otherwise transfer the Subscription Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, except pursuant to registration under the Securities Act or an available exemption therefrom that is consistent with Regulation S; (xiii) the undersigned has not engaged in, and prior to the expiration of the applicable Distribution Compliance Period will not engage in, any short selling of or any hedging transaction with respect to the Subscription Shares; (xiv) neither the undersigned nor any Person acting on its behalf has engaged, nor will engage, in any “directed selling efforts” (as defined in Regulation S) in the United States with respect to the subscription rights or the Subscription Shares; (xv) this exercise has not been pre-arranged with a buyer located in the United States or with a U.S. Person, and is not part of a plan or scheme to evade the registration requirements of the Securities Act; and (xvi) this Subscription Notice is valid, binding and enforceable against the undersigned in accordance with its terms, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally, or applicable equitable principles (whether considered in proceeding at law or in equity).

Exhibit B

REGISTRATION RIGHTS AGREEMENT